Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the quarterly report of LegalPlay Entertainment Inc. on form 10-Q for the period  ended  March 31, 2004as  filed  with  the  Securities  and Exchange Commission on the date hereof (the "Report"), I, Mark Glusing, President and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted  pursuant  to  section  906  of  the  Sarbanes-Oxley  Act of 2002, that:

1.   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Mark Glusing

Mark Glusing

President, Acting CFO, May 15, 2004